UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

______________________________

DATE OF REPORT (Date of earliest event reported): April 29, 2009

______________________________

FIRST MERCHANTS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

_______________________________

INDIANA	0-17071	35-1544218

(State or other jurisdiction           (Commission File Number)                           (IRS Employer Identification No.)

of incorporation)

200 East Jackson Street

P.O. Box 792

Muncie, IN 47305-2814

(Address of Principal Executive Offices, including Zip Code)

(765) 747-1500

(Registrant's Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 29, 2009 First Merchants Corporation issued a press release to report its financial results for the first quarter ended March 31, 2009. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K, including Exhibit No. 99.1 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability of that section. The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

Exhibit 99.1	Press Release, dated April 29, 2009, issued by
First Merchants Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: April 29, 2009.

FIRST MERCHANTS CORPORATION

By: _/s/Mark K. Hardwick___________
Mark K. Hardwick,
Executive Vice President and
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated April 29, 2009, issued by
First Merchants Corporation

First Merchants Corporation

Exhibit No. 99.1

Press Release, dated April 29, 2009

N / E / W / S	R / E / L / E / A / S / E

April 29, 2009

FOR IMMEDIATE RELEASE

For more information, contact:

Mark K. Hardwick, Executive Vice President/Chief Financial Officer, 765-751-1857

http://www.firstmerchants.com

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES 1ST QUARTER EARNINGS PER SHARE OF $.17

First Merchants Corporation (NASDAQ – FRME) has reported March 31, 2009 diluted net income per share available to common stockholders of $.17, down from the prior year total of $.45. Net income available to common stockholders totaled $3.5 million versus $8.1 million in the first quarter of 2008.

Total assets reached a record $4.9 billion at quarter-end, an increase of $1.1 billion, from the March 31, 2008 total of $3.8 billion. Of the $1.1 billion increase, the completion of the merger with Lincoln Bancorp on December 31, 2008 accounted for $876 million.

The December 31, 2008 completion of the Lincoln Bancorp acquisition continues the Corporation’s direction of pursuing stronger growth markets. Management is pleased to announce that 16 banking centers in the greater Indianapolis marketplace opened for business on April 20, 2009 under the First Merchants Bank brand. The Lincoln charter consolidation and concurrent integration into the First Merchants core technology platform will improve operational efficiencies by $5.5 million over the remainder of 2009.

Loans and investments, the Corporation’s primary earning assets, totaled $4.1 billion, an increase of $742 million over the prior year. Loans accounted for $722 million of the increase as investment securities increased by $20 million. Of the $742 million increase, Lincoln accounted for $637 million in loans and $122 million in investments.

The Corporation’s allowance for loan losses, as a percent of total loans, increased from .99 percent, as of March 31, 2008, to 1.60 percent as of quarter end, a $29.4 million increase. Lincoln’s acquired allowance totaled $8.7 million and provision expense exceeded net charge-offs for the quarter by $6.9 million. Total specific impairment reserves are $14.6 million, or 25% of the total allowance methodology.

Non-performing loans totaled $109 million at quarter end. Of these non-performing loans, commercial real estate loans totaled $36 million, land and lot development loans totaled $28 million, 1-4 family residential properties totaled $18 million, commercial and industrial loans totaled $19 million and other loans totaled $8 million.

The Corporation’s total deposits increased during the year by $872 million as Lincoln Bank accounted for $655 million of the increase. Total borrowings increased by $22 million including the $137 million increase from Lincoln Bank and the addition of $79 million from the temporary liquidity guarantee program as announced by the Corporation on form 8-K dated April 1, 2009. The Corporation has improved its liquidity position as evidenced by its $89 million fed funds sold position at quarter end.

As of March 31, 2009, the Corporation’s tangible common equity ratio totaled 4.88%, tier 1 leverage ratio totaled 9.17%, tier 1 risk-based capital totaled 10.47% and total risk- based capital totaled 12.97%. The Corporation announced on form 8-K dated February 24, 2009 the issuance of $116 million in preferred stock through the U.S. Department of Treasury’s Capital Purchase Program.

Net-Interest margin contracted by 6 basis points from 3.74 percent in 2008 to 3.68 percent in 2009 and earning assets increased by $901 million. As a result, net-interest income increased by $7.7 million.

Provision expense totaled $12.9 million during the quarter, an increase of $9.1 million over the same period last year. The increase in provision expense exceeded the expansion of net interest income by $1.4 million reflecting the current challenge presented to banks during times of economic recession.

Total non-interest income increased by $3.9 million during the quarter. Of the increase, net gains from the sale of securities totaled $2.3 million and gains from the sale of mortgage originations increased by $787,000.

Total non-interest expense for the quarter increased by $8.4 million during the quarter. Salary and benefit expense increased by $3.9 million including $2.9 million attributable to Lincoln, $622,000 attributable to health insurance claims and another $398,000 in severance packages as the Corporation continues to gain efficiencies in the legacy organization. Core deposit intangible amortization increased by $487,000 during the quarter. Outside data processing costs included $655,000 to run Lincoln Bank’s separate operating platform prior to integration and $397,000 in conversion expense.

Additional credit costs are also reflected in other expense as other real estate expense increased by $276,000 and professional services related to loan workouts increased by $532,000.

Michael C. Rechin, President and Chief Executive Officer, stated that, “First Merchants Corporation’s management team is pleased to announce the completion of the data integration and name change event at Lincoln Bank. The advancement of our brand in the Indiana market is proceeding as planned and the efficiency gains from the core conversion will be significant.”

Rechin continued, “The capital and liquidity enhancements achieved during the quarter through participation in the CPP and TLGP programs are meaningful. The improvement in our allowance for loan losses to 1.60 percent of loans positions First Merchants well for the near future although our trend in credit quality statistics are reflective of the economic condition of many of our markets. The drag on our core earnings run rate caused by the high level of provisioning, charge-offs and collections efforts is disappointing. The active management of our loan portfolio is our highest priority as we continue to serve our stockholders and communities.”

CONFERENCE CALL

First Merchants Corporation will conduct a conference call at 2:30 p.m. Eastern Time on Wednesday, April 29, 2009. To participate, callers in the US/Canada should dial (Toll Free) 800-860-2442 while international participants should use +1 412-858-4600. Please reference First Merchants Corporation’s first quarter earnings. A replay will be available until 5:00 PM ET on May 7, 2009. To access replay, US/Canada participants should dial (Toll Free) 877-344-7529, or for International participants, dial +1 412-317-0088. The replay requires a pass code of 428925.

During the call, we may make Forward-Looking Statements about our relative business outlook. These Forward-Looking Statements and all other statements made during the call that do not concern historical facts are subject to risks and uncertainties that may materially affect actual results.

Specific Forward-Looking Statements include, but are not limited to, any indications regarding the Financial Services industry, the economy and future growth of the balance sheet or income statement.

Detailed financial results are reported on the attached pages:

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. Subsidiaries of the Corporation include First Merchants Bank, N.A., First Merchants Bank of Central Indiana, N.A., Lafayette Bank & Trust Company, N.A., Commerce National Bank and First Merchants Trust Company, N.A. The Corporation also operates First Merchants Insurance Services, a full-service property casualty, personal lines, and healthcare insurance agency

First Merchants Corporation’s common stock is traded over-the-counter on the NASDAQ National Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company’s Internet web page (http://www.firstmerchants.com).

* * * *

CONSOLIDATED BALANCE SHEETS
	March 31,
(in thousands)	2009	2008
Assets
Cash and due from banks	$96,606	$89,961
Federal funds sold	89,282
Cash and cash equivalents	185,888	89,961
Interest-bearing time deposits	158,295	21,280
Investment securities	446,316	426,055
Mortgage loans held for sale	8,659	3,494
Loans	3,654,074	2,937,710
Less: allowance for loan losses	(58,502)	(29,094)
Net loans	3,595,572	2,908,616
Premises and equipment	58,948	44,526
Federal Reserve and Federal Home Loan Bank stock	34,420	25,345
Interest receivable	20,783	21,212
Core deposit intangibles and goodwill	162,571	135,056
Cash surrender value of life insurance	93,544	71,663
Other real estate owned	22,077	7,372
Other assets	99,824	12,578
Total assets	$4,886,897	$3,767,158
Liabilities
Deposits
Noninterest-bearing	$462,167	$380,364
Interest-bearing	3,222,797	2,432,763
Total deposits	3,684,964	2,813,127
Borrowings
Federal funds purchased		111,144
Securities sold under repurchase agreements	113,106	103,024
Federal Home Loan Bank Advances	278,583	244,468
Subordinated debentures, revolving credit lines and term loans	204,779	115,826
Total borrowings	596,468	574,462
Interest payable	8,278	7,621
Other liabilities	89,082	23,107
Total liabilities	4,378,792	3,418,317
Stockholders’ equity
Preferred stock, no-par value
Authorized – 500,000 shares
Series A, Issued and outstanding – 116,000 shares	111,831
Cumulative Preferred Stock, $1,000 par value:
Authorized – 600 shares
Issued and outstanding – 125 shares	125	125
Common Stock, $.125 stated value
Authorized – 50,000,000 shares
Issued and outstanding – 21,178,123 and 18,002,787 shares	2,632	2,247
Additional paid-in capital	203,889	137,633
Retained earnings	205,616	206,710
Accumulated other comprehensive income/(loss)	(15,988)	2,126
Total stockholder’s equity	508,105	348,841
Total liabilities and stockholder’s equity	$4,886,897	$3,767,158

FINANCIAL HIGHLIGHTS
	Three Months Ended
	March 31,
(in thousands)	2009	2008

NET CHARGE OFF’S	$6,002	$2,957

AVERAGE BALANCES
Total Assets	$4,720,134	$3,758,332
Total Loans	3,696,076	2,908,162
Total Deposits	3,637,656	2,836,174
Total Stockholder’s Equity	450,654	344,722

FINANCIAL RATIOS

Return on Average Assets	.30%	.86%
Return on Average Stockholders’ Equity	3.10	9.43
Average Earning Assets to Average Assets	91.07	90.38
Allowance for Loan Losses as % of Total Loans	1.60	.99
Net Charge Off’s as % of Average Loans (Annualized)	.65	.41
Dividend Payout Ratio	135.29	51.10
Average Stockholders’ Equity to Average Assets	9.55	9.17
Tax Equivalent Yield on Earning Assets	5.69	6.78
Cost of Supporting Liabilities	2.01	3.04
Net Interest Margin (FTE) on Earning Assets	3.68	3.74

NON-PERFORMING ASSETS

	March 31,	December 31,	September 30,	June 30,	March 31,
	2009	2008	2008	2008	2008

Non Accrual Loans	$108,546	$87,546	$37,879	$34,410	$27,465
Renegotiated Loans		130	135	136	142
Non Performing Loans (NPL)	108,546	87,676	38,014	34,546	27,607
Real Estate Owned and Repossessed Assets	22,077	18,458	16,916	17,243	7,372
Non Performing Assets (NPA)	130,623	106,134	54,930	51,789	34,979
90+ Days Delinquent	7,732	5,982	8,056	3,538	4.996
NPAS & 90 Day Delinquent	$138,355	$112,116	$62,986	$55,327	$39,975

Loan Loss Reserve	$58,502	$49,543	$34,985	$31,597	$29,094
YTD Charge-offs	6,002	15,602	11,230	7,524	2,957

NPAs / Actual Assets %	2.67%	2.22%	1.42%	1.35%	0.93%
NPAs & 90 Day / Actual Assets %	2.83%	2.34%	1.63%	1.45%	1.06%
NPAs / Actual Loans & REO %	3.54%	2.83%	1.77%	1.70%	1.19%
Loan Loss Reserves / Actual Loans (%)	1.60%	1.33%	1.14%	1.05%	0.99%
NCOs / YTD Average Loans (%)	.16%	0.52%	0.38%	0.26%	0.10%

CONSOLIDATED STATEMENTS OF INCOME
	Three Months Ended
	March 31,
(in thousands, except share data)	2009	2008
Interest income
Loans receivable
Taxable	$53,793	$51,101
Tax exempt	215	165
Investment securities
Taxable	3,763	3,249
Tax exempt	1,769	1,513
Federal funds sold	12	8
Deposits with financial institutions	102	282
Federal Reserve and Federal Home Loan Bank stock	473	335
Total interest income	60,127	56,653
Interest expense
Deposits	16,711	19,433
Federal funds purchased	22	669
Securities sold under repurchase agreements	467	816
Federal Home Loan Bank advances	2,949	3,036
Subordinated debentures, revolving credit lines and term loans	1,479	1,890
Total interest expense	21,628	25,844
Net interest income	38,499	30,809
Provision for loan losses	12,921	3,823
Net interest income
After provision for loan losses	25,578	26,986
Other income
Services charges on deposit accounts	3,542	2,931
Fiduciary activities	2,059	2,142
Other customer fees	2,003	1,679
Commission income	2,059	1,669
Earnings on cash surrender value of life insurance	323	738
Net gains and fees on sales of loans	1,430	643
Net realized gains (losses) on sale of available-for-sale securities	2,314	73
Other income	741	652
Total other income	14,471	10,527

Other expenses
Salaries and employee benefits	20,015	16,098
Net occupancy	2,569	1,805
Equipment	1,876	1,654
Marketing	549	484
Outside data processing fees	1,933	882
Printing and office supplies	363	281
Core deposit amortization	1,277	790
Other expenses	6,132	4,279
Total other expenses	34,714	26,273

Income before income tax	5,335	11,240
Income tax expense	1,218	3,114
Net income	4,117	8,126
Preferred stock dividends	628
Net income available to common stockholders	$3,489	$8,126

Per Share Data
Basic Net Income Available to Common Stockholders	$.17	$.45
Diluted Net Income Available to Common Stockholders	$.17	$.45
Cash Dividends Paid	$.23	$.23
Average Diluted Shares Outstanding (in thousands)	21,093	18,055

CONSOLIDATED BALANCE SHEETS

	March 31,	December 31,	September 30,	June 30,	March 31,
(in thousands)	2009	2008	2008	2008	2008

Assets
Cash and due from banks	$96,606	$84,249	$69,846	$80,996	$89,961
Federal funds sold	89,282	66,237	7,818
Cash and cash equivalents	185,888	150,486	77,664	80,996	89,961
Interest-bearing time deposits	158,295	38,823	15,623	7,267	21,280
Investment securities	446,316	481,984	388,808	408,324	426,055
Mortgage loans held for sale	8,659	4,295	2,062	3,234	3,494
Loans	3,654,074	3,721,952	3,078,768	3,018,596	2,937,710
Less: Allowance for loan losses	(58,502)	(49,543)	(34,985)	(31,597)	(29,094)
Net loans	3,595,572	3,672,409	3,043,783	2,986,999	2,908,616
Premises and equipment	58,948	59,641	44,402	44,232	44,526
Federal Reserve and Federal Home Loan Bank Stock	34,420	34,319	25,494	25,455	25,345
Interest receivable	20,783	23,976	21,569	19,680	21,212
Core deposit intangibles and goodwill	162,571	165,974	135,701	136,230	135,056
Cash surrender value of life insurance	93,544	93,222	73,448	72,948	71,663
Other real estate owned	22,077	18,458	16,916	17,243	7,372
Other assets	99,824	40,568	18,604	19,852	12,578
Total assets	$4,886,897	$4,784,155	$3,864,074	$3,822,460	$3,767,158
Liabilities
Deposits
Noninterest-bearing	$462,167	$460,519	$384,928	$403,152	$380,364
Interest-bearing	3,222,797	3,258,292	2,529,355	2,460,483	2,432,763
Total deposits	3,684,964	3,718,811	2,914,283	2,863,635	2,813,127
Borrowings
Fed funds purchased			57,600	151,356	111,144
Securities sold under repurchase agreements	113,106	122,311	100,227	90,872	103,024
Federal Home Loan Bank advances	278,583	360,217	237,225	228,196	244,468
Subordinated debentures, revolving credit, lines and term loans	204,779	135,826	176,256	115,826	115,826
Total borrowings	596,468	618,354	571,308	586,250	574,462
Interest payable	8,278	8,844	6,529	6,658	7,621
Other liabilities	89,082	42,243	19,861	18,525	23,107
Total liabilities	4,378,792	4,388,252	3,511,981	3,475,068	3,418,317
Stockholders’ equity
Preferred stock, no-par value
Authorized – 500,000 shares
Series A, Issued and outstanding	111,831
Cumulative Preferred Stock, $1,000 par value:
Authorized – 600 shares
Issued and outstanding	125	125	125	125	125
Common stock, $.125 stated value
Authorized – 50,000,000 shares
Issued and outstanding	2,632	2,647	2,266	2,258	2,247
Additional paid-in capital	203,889	202,299	141,777	140,258	137,633
Retained earnings	205,616	206,496	210,605	209,059	206,710
Accumulated other comprehensive loss	(15,988)	(15,664)	(2,680)	(4,308)	2,126
Total stockholders’ equity	508,105	395,903	352,093	347,392	348,841
Total liabilities and stockholders’ equity	$4,886,897	$4,784,155	$3,864,074	$3,822,460	$3,767,158

CONSOLIDATED STATEMENTS OF INCOME
(in thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
	2009	2008	2008	2008	2008
Loans receivable
Taxable	$53,793	$48,433	49,828	49,023	51,101
Tax exempt	215	349	321	178	165
Investment securities
Taxable	3,763	2,907	2,943	2,947	3,249
Tax exempt	1,769	1,511	1,379	1,452	1,513
Federal funds sold	12	7	10	3	8
Deposits with financial institutions	102	194	146	133	282
Federal Reserve and Federal Home Loan Bank stock	473	335	351	370	335
Total interest income	60,127	53,736	54,978	54,106	56,653
Interest Expense
Deposits	16,711	15,638	16,213	16,297	19,433
Federal funds purchased	22	108	502	577	669
Securities sold under repurchase agreements	467	502	650	632	816
Federal Home Loan Bank advances	2,949	2,583	2,724	2,825	3,036
Subordinated debentures, revolving credit lines and term loans	1,479	1,757	1,635	1,602	1,890
Total interest expense	21,628	20,588	21,724	21,933	25,844
Net interest income	38,499	33,148	33,254	32,173	30,809
Provision for loan losses	12,921	10,251	7,094	7,070	3,823
Net interest income
After provision for loan losses	25,578	22,897	26,160	25,103	26,986
Other income
Service charges on deposit accounts	3,542	3,346	3,568	3,157	2,931
Fiduciary activities	2,059	1,831	1,932	2,126	2,142
Other customer fees	2,003	1,634	1,696	1,767	1,679
Commission income	2,059	1,271	1,457	1,427	1,669
Earnings on cash surrender value of life insurance	323	(2,130)	519	606	738
Net gains and fees on sales of loans	1,430	531	648	668	643
Net realized gains (losses) on sales of available-for-sale securities	2,314	(914)	(1,255)	13	73
Other income	741	717	655	570	652
Total other income	14,471	6,286	9,220	10,334	10,527
Other expenses
Salaries and employee benefits	20,015	15,880	15,330	15,698	16,098
Net occupancy	2,569	2,299	1,857	1,750	1,805
Equipment	1,876	1,713	1,649	1,643	1,654
Marketing	549	610	605	612	484
Outside data processing fees	1,933	1,128	1,068	1,009	882
Printing and office supplies	363	361	281	291	281
Core deposit amortization	1,277	809	809	808	790
Other expenses	6,132	6,200	5,516	4,593	4,279
Total other expenses	34,714	29,000	27,115	26,404	26,273
Income before income tax	5,335	183	8,265	9,033	11,240
Income tax expense	1,218	(38)	2,516	2,491	3,114
Net income	4,117	221	5,749	6,542	8,126
Preferred stock dividends	628
Net income available to common stockholders	$3,489	$221	$5,749	$6,542	$8,126
Per Share Data
Basic Net Income Available to Common Stockholders	$.17	$.01	$.32	$.37	$.45
Diluted Net Income Available to Common Stockholders	$.17	$.01	$.32	$.36	$.45
Cash Dividends Paid	$.23	$.23	$.23	$.23	$.23
Average Diluted Shares Outstanding (in thousands)	21,093	18,257	18,196	18,159	18,055

FINANCIAL RATIOS
Return on Average Assets	.30%	.02%	.60%	.69%	.86%
Return on Average Stockholders’ Equity	3.10	0.25	6.58	7.46	9.43
Average Earning Assets to Average Assets	91.07	91.15	91.02	90.94	90.38
Allowance for Loan Losses as % of Total Loans	1.60	1.33	1.14	1.05	.99
Net Charge Off’s as % of Average Loans (Annualized)	.65	.57	.49	.61	.41
Dividend Payout Ratio	135.29	2,300.00	71.88	63.85	51.10
Average Stockholders’ Equity to Average Assets	9.55	9.13	9.09	9.30	9.17
Tax Equivalent Yield on Earning Assets	5.69	6.21	6.39	6.41	6.78
Cost of Supporting Liabilities	2.01	2.33	2.48	2.56	3.04
Net Interest Margin (FTE) on Earning Assets	3.68	3.88	3.91	3.85	3.74

LOANS

	March 31,	December 31,	September 30,	June 30,	March 31,
(in thousands, except share data)	2009	2008	2008	2008	2008

Commercial and industrial loans	$891,393	$904,646	$851,233	$815,137	$724,643
Agricultural production financing and other loans to farmers	120,462	135,099	136,176	125,125	123,314
Real estate loans:
Construction	208,145	252,487	167,512	181,598	178,171
Commercial and farmland	1,246,450	1,202,372	966,259	954,672	961,431
Residential	949,259	956,245	731,065	718,065	728,956
Individuals’ loans for household and other personal expenditures	193,109	201,632	145,345	161,387	174,857
Tax exempt loans	18,121	28,070	34,010	22,553	11,646
Lease financing receivables, net of unearned income	8,178	8,996	9,262	9,158	8,438
Other loans	18,957	32,405	37,906	30,901	26,254
	3,654,074	3,721,952	3,078,768	3,018,596	2,937,710
Allowance for loan losses	(58,502)	(49,543)	(34,985)	(31,597)	(29,094)
Total loans	$3,595,572	$3,672,409	$3,043,783	$2,986,999	$2,908,616

DEPOSITS

	March 31,	December 31,	September 30,	June 30,	March 31,
(in thousands)	2009	2008	2008	2008	2008

Demand deposits	$1,166,205	$1,136,267	$921,034	$932,017	$881,498
Savings deposits	743,812	721,387	540,596	546,951	562,942
Certificates and other time deposits of $100,000 or more	511,873	509,730	469,426	444,967	459,038
Other certificates and time deposits	1,263,074	1,351,427	983,227	939,700	909,649
Total deposits	$3,684,964	$3,718,811	$2,914,283	$2,863,635	$2,813,127